UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 25, 2019

WEST BANCORPORATION, INC.
(Exact name of registrant as specified in its charter)

Iowa	0-49677	42-1230603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 22nd Street, West Des Moines, Iowa 50266
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 515-222-2300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company's Annual Meeting was held on April 25, 2019. The record date for determination of shareholders entitled to vote at the Annual Meeting was February 15, 2019. There were 16,295,494 shares of common stock outstanding as of that date, with each such share being entitled to one vote. At the Annual Meeting, the holders of 14,474,087 shares, or approximately 88.8 percent of the outstanding shares, were represented in person or by proxy, which constituted a quorum for the Annual Meeting. The following proposals were voted on at the Annual Meeting:

Proposal 1 - Election of Directors

Twelve directors were elected to serve for a one year term or until their successors are elected and qualified. The voting results to elect each director were as follows:

	For	Withheld	Broker Non-Votes
Steven K. Gaer	8,991,609	162,696	5,319,782
Michael J. Gerdin	8,994,221	160,084	5,319,782
Sean P. McMurray	8,994,121	160,184	5,319,782
David R. Milligan	8,450,352	703,953	5,319,782
George D. Milligan	7,917,314	1,236,991	5,319,782
David D. Nelson	8,980,224	174,081	5,319,782
James W. Noyce	8,449,239	705,066	5,319,782
Robert G. Pulver	8,321,504	832,801	5,319,782
Lou Ann Sandburg	8,977,054	177,251	5,319,782
Steven T. Schuler	8,993,730	160,575	5,319,782
Therese M. Vaughan	8,994,580	159,725	5,319,782
Philip Jason Worth	8,991,945	162,360	5,319,782

Proposal 2 - Approval, on a nonbinding basis, of the 2018 executive compensation disclosed in the Company's definitive proxy statement, which was filed on February 28, 2019.

The voting results to approve the above proposal were as follows:

	For	Against	Abstain	Broker Non-Votes
Approval of 2018 executive compensation	5,659,078	3,002,509	492,718	5,319,782

Proposal 3 - Ratification of the appointment of RSM US LLP as the Company's independent registered public accounting firm for the year ending December 31, 2019.

The voting results to ratify the above proposal were as follows:

	For	Against	Abstain	Broker Non-Votes
Ratification of RSM US LLP	14,009,488	277,091	187,508	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

West Bancorporation, Inc.

April 26, 2019	By:	/s/ Douglas R. Gulling
Name: Douglas R. Gulling
Title: Executive Vice President, Treasurer and Chief Financial Officer